FLEXIBLE PREMIUM VARIABLE ANNUITY - I

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated September 18, 2007

to the

Prospectus dated May 1, 2007

Effective October 12, 2007, the

AEGON/TRANSAMERICA SERIES TRUST – INITIAL CLASS

Subadvised by Pacific Investment Management Company LLC

PIMCO Total Return

Subadvised by Transamerica Investment Management, LLC

Transamerica U.S. Government Securities

(the “Subaccounts”) are closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccounts after October 11, 2007.

If you have any amount in the Subaccounts on October 12, 2007, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;

•	withdraw amounts from the Subaccounts; and

•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccounts.

As always, the availability of any subaccount as an investment option, including the Subaccounts, are subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Flexible Premium Variable Annuity - I dated May 1, 2007